ON STAGE ENTERTAINMENT, INC.

                         COMMON STOCK PURCHASE AGREEMENT


This Common Stock Purchase Agreement (the "Agreement") is made on December __, 1998 by and between On Stage Entertainment, Inc., a Nevada corporation having its principal place of business at 4625 West Nevso Drive, Las Vegas, Nevada 89103 (the "Company"), Whale Securities Co., L.P. a New York limited partnership having its principal place of business at 550 Fifth Avenue, New York, New York 10019 ("Whale") and Elliot Broidy, Arthur Goldberg, Joseph E. Haick, William G. Walters, Ronald Nash, Jeffrey Silverman, John Pappajohn, Forstmann Partners, L.P., Mark Siegel, Matthew Gohd, Allan Siemons, Joseph W. McSherry, Robert Mittman, Robert Toricelli, Julie T. McMahon, Anthony Forstmann and Eamon Twomey (each individually, a "Customer," and, collectively, the "Customers").

The parties hereto agree as follows:

1. Authorization and Sale.

1.1 Authorization; Sale of Shares. Subject to the terms and conditions hereof, the Company has authorized the sale and issuance to Whale, as agent for the Customers, of 150,000 shares (the "Shares") of its common stock, par value $.01 per share (the "Common Stock"), at an aggregate purchase price of $100,000 (the "Purchase Price") in the amounts and for the prices set forth on Exhibit A, a true and correct copy of which is attached hereto.

1.2 Closing. At the Closing (as defined below), the Company shall sell to Whale, as agent for the Customers, and Whale shall purchase from the Company, and the Company shall issue to either Whale or to the Customers, individually, as Whale may specify, the Shares. The closing of the purchase and sale of the Shares to Whale, as agent for the Customers, from the Company under this Agreement shall take place at the offices of the Company at such time, date and location as the Company and Whale may mutually agree (the "Closing"). Notwithstanding anything in this Agreement to the contrary, the Closing shall occur no later than 5:00 p.m. PST _________________. At the Closing, the Company will deliver to Whale, or to the Customers, individually, as Whale may specify, certificates representing the Shares registered in the name of the Customers, individually, as set forth on Exhibit A, against delivery of a check or checks payable to the order of the Company, or a transfer of funds to the account of the Company by wire transfer, representing the Purchase Price.

2. Representations and Warranties of the Company. The Company represents and warrants to the Customers as of the date hereof as follows:

2.1 Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada and a copy of the Company's Articles of Incorporation and Bylaws are attached as Exhibit A and Exhibit B, respectively.

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2.2 Corporate  Power;  Authorization.  The Company has all  requisite  legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell the Shares to Whale, as agent for the Customers, and to carry out and perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Articles of Incorporation, the Company's bylaws, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or its properties is bound.

2.3 Shares. The Company has full corporate power and lawful authority to sell the Shares to Whale, as agent for the Customers, on the terms and conditions contemplated herein, and when so sold against payment therefor as provided herein, the Shares will be validly authorized and issued, fully paid and nonassessable. The issuance and delivery of the Shares are not subject to preemptive or any similar rights of the shareholders of the Company or any liens or encumbrances arising through the Company.

2.4 Subsidiaries. Except as set forth on Schedule 2.4 of this Agreement, the Company has no direct or indirect subsidiaries. The Company does not, directly or indirectly, own or control or have any capital or other equity interest or participation in any other entity.

2.5 Title to Assets and Leasehold Interest. The Company has good and marketable title to all the assets it uses regularly in the conduct of its business, and has good title to all of its leasehold interests.

2.6 Liabilities, Indebtedness. Except as disclosed on the balance sheet of the Company as of September 30, 1998, a copy of such balance sheet has been previously delivered to Whale, which in turn previously delivered it to each Customer, the Company has no liabilities which are in the aggregate material to the business or financial condition of the Company.

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2.7 Compliance  with Other  Instruments  and Laws. To the best of its knowledge, the Company is not in violation or breach of any term of its Articles of Incorporation, by-laws or any judgment or decree, nor has it received any notice concerning a breach of any material contract, nor is the Company in violation of any order, statute, rule or regulation applicable to the Company, its business or properties. The execution, delivery and performance of this Agreement has not and will not cause any such violation or breach.

2.8 Tax Returns and Payments. All federal, state, and local income tax returns of the Company required by law to be filed have been filed, and the Company has paid all federal, state and local income taxes shown thereon as owing, except where the failure to file any such return or to pay such income tax would not have a material adverse effect on the financial condition of the Company.

3. Representations and Warranties of Whale. Whale hereby represents and warrants to the Company as of the date hereof as follows:

3.1 Organization and Standing. Whale has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York.

3.2 Investment Experience. Whale believes that it has received all the information it considers necessary or appropriate to enable it to decide whether to purchase the Shares, as agent for the Customers. Whale has had an opportunity to become aware of the Company's business affairs and financial condition, has had an opportunity to ask questions and receive answers, review documents and gather information about the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Shares, as agent for the Customers. Whale has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares, as agent for the Customers, and can bear the economic risk of such purchase.

3.3 Restricted Securities. Whale understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered or qualified under any state securities law in reliance on specific exemptions therefrom. Whale is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.4 No Legal, Tax or Investment Advice. Whale understands that nothing in this Agreement or any other materials presented to Whale in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Whale has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares, as agent for the Customers.

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

3.5 Corporate Power; Authority. Whale has all requisite legal and corporate power and has taken all requisite corporate action to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of Whale and constitutes the valid and binding agreement of Whale, enforceable in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and
(ii) as limited by equitable principles generally.

4. Representations, Warranties and Covenants of the Customers

Each Customer represents and warrants as follows:

4.1 (i) the Customer understands that the Shares have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements, (ii) the Shares are and will be "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act, (iii) the Shares may not be sold or otherwise transferred unless they have been first registered under the Securities Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said sale or transfer, (iv) except as set forth herein, neither the Company, nor any other person or entity is under any obligation to register the Shares, under the Securities Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available, (v) the certificates for the Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the foregoing restrictions on transfer under the Securities Act, (vi) stop transfer instructions with respect to the restrictions on transfer under the Securities Act will be placed with the transfer agent for the Common Stock regarding the Shares, and (vii) the Customer may be required to hold the Shares for an indefinite period;

4.2 The Customer has had access to the Company's Prospectus dated August 13, 1997 and all reports filed by the Company with the Securities and Exchange Commission ("SEC") after August 13, 1997;

4.3 The Customer has had a reasonable opportunity to ask questions of the Company concerning the Company and all such questions, if any, have been answered to the full satisfaction of the Customer;

4.4 The Customer has such knowledge and expertise in financial and business matters and is capable of evaluating the merits and risks involved in an investment in the Shares;

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

4.5 The Customer is acquiring the Shares not with a view towards the resale or "distribution" (as that term is used in the Securities Act) thereof;

4.6 The Customer will not sell or otherwise transfer the Shares, or any interest therein, unless and until (i) said Shares shall have first been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration provisions are available with respect to said sale or transfer and the Company receives a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), confirming that the sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws; and

4.7 The Customer acknowledges that it shall be solely responsible for the payment of any agency fee, if any, charged by Whale, its agent, in connection with the receipt of the Shares.

5. Restrictions on Transfer and Registration Rights.

5.1 Restrictions on Transferability. The Shares shall not be transferable in the absence of registration under the Securities Act and any applicable state securities laws or exemptions therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

5.2 Restrictive Legends. Each certificate representing the Shares shall bear substantially the following legends (in addition to any legends required under applicable state securities laws)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

5.3 Piggyback Registration. The Company hereby agrees to register the Shares for re-sale under the Securities Act, at the Company's expense (except for expenses of any counsel to the Customer), in a pre-effective amendment to the Company's Registration Statement on Form SB-2 which was filed with the SEC on June 12, 1998, and to use its best efforts to cause such Registration Statement to become effective and to remain effective until the Shares may be sold under Rule 144 promulgated under the Securities Act.

6. Miscellaneous.

6.1 Governing Law. This Agreement shall be deemed a contract made under the laws of, and to be performed in, the State of Nevada and shall be construed and enforced in accordance with and governed by the laws of the State of Nevada.

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

6.2 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including successors in interest to the Shares).

6.3 Entire Agreement; Amendments. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

6.4 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to Whale or the Customers, at the address set forth in the first paragraph of this Agreement, or at such other address as Whale shall have furnished to the Company in writing, or (ii) if to the Company, at its address set forth in the first paragraph of this Agreement, or at such other address as the Company shall have furnished to Whale in writing.

6.5 Release. For and in consideration of the Company's sale of the Shares to Whale, as agent for the Customers, as contemplated herein, and for other good and valuable consideration, Whale and the Customers hereby remise, release and forever discharge the Company and any and all of its parents, affiliates, officers, directors, servants, agents, employees, successors, attorneys and assigns (collectively, the "Releasees"), from any and all actions and causes of action, suits, debts, covenants, contracts, agreements, judgments, claims and demands whatsoever, in law or equity, known and unknown, suspected and unsuspected (especially including, but not limited to, all claims for tort, breach of contract and liabilities), arising from or in any way connected with that certain Common Stock Purchase Agreement dated June 17, 1998 between John W. Stuart and Whale, pursuant to which Whale acted as agent for the Customers, which against the Releasees, Whale and the Customers ever had, now have, or which Whale and the Customers' heirs, executors, representatives, administrators, successors and assigns, or any of them, thereafter can, shall or may have, for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the present.

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

6.6 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                     ON STAGE ENTERTAINMENT, INC.


                                     By: /s/ David Hope
                                        -----------------------------
                                        David Hope
                                        President


                                      WHALE SECURITIES CO., L.P.


                                      By: /s/ William G. Walters
                                         ------------------------------
                                          William G. Walters
                                          Chairman




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                                    EXHIBIT A

                      Schedule of Shares to go to Customers

                                    EXHIBIT B

                            Articles of Incorporation
                                 (See Attached)

                                    EXHIBIT C

                                     Bylaws
                                 (See Attached)

                                  SCHEDULE 2.4

                                  Subsidiaries

The Company has the following subsidiaries:

         On Stage Productions, Inc.
         On Stage Events, Inc.
         On Stage Theaters, Inc.
         On Stage Theatres Canada, Inc.
         On Stage Casino Entertainment, Inc.
         On Stage Merchandise, Inc.
         Legends in Concert, Inc.
         Interactive Events, Inc.
         On Stage Marketing, Inc.
         Fort Liberty, Inc.
         King Henry's, Inc.
         On Stage North Myrtle Beach, Inc.
         On Stage South Surfside Beach, Inc.
         Wild Bill's California, Inc.
         Blazing Pianos, Inc.